UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 21, 2008

P & F INDUSTRIES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-5332	22-1657413
(State or Other Jurisdiction	(Commission File No.)	(IRS Employer
of Incorporation)		Identification Number)

445 Broadhollow Road, Suite 100, Melville, New York 11747

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:  (631) 694-9800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 21, 2008 P&F Industries, Inc. (the “Registrant”) received a letter from The NASDAQ Stock Market (the “Notification”) providing notice that, for 30 consecutive trading days, the Registrant’s common stock had not maintained a minimum market value of publicly held shares (“MVPHS”) of $5 million as required for continued inclusion on The NASDAQ Global Market by Marketplace Rule 4450(a)(2). For NASDAQ purposes, MVPHS is the market value of the Registrant’s publicly held shares, which is calculated by subtracting all shares held by officers, directors or beneficial owners of 10% or more of the total shares outstanding.  The Notification has no effect on the listing of the Registrant’s securities at this time.

In the Notification, NASDAQ noted that the prior several weeks had been marked by unprecedented turmoil in domestic and world financial markets, and that given these extraordinary market conditions, NASDAQ determined to suspend enforcement of the MVPHS requirements for all of its listed companies, including the Registrant, through Friday, January 16, 2009. Consistent with market conditions and its determination, the Notification included notice that on October 16, 2008, NASDAQ had filed an immediately effective rule change with the Securities and Exchange Commission to suspend its MVPHS requirements among other measures. The Notification noted that NASDAQ will reinstate the MVPHS rules on Monday, January 19, 2009 and the first relevant trade date under the reinstated rules will be Tuesday, January 20, 2009.

Following the reinstatement of the MVPHS rules, NASDAQ will provide the Registrant 90 calendar days from January 20, 2009, or until April 20, 2009, to regain compliance with the rules. If, at any time before April 20, 2009, the MVPHS is at least $5 million for a minimum of 10 consecutive business days, NASDAQ will provide written notification that the Registrant has achieved compliance with Marketplace Rule 4450(a)(2) and the Registrant’s shares will continue to trade on The NASDAQ Global Market.  If the Registrant does not regain compliance by April 20, 2009, the NASDAQ Staff will provide written notification that the Registrant’s securities will be delisted. At that time, the Registrant may appeal the delisting determination to a Listings Qualifications Panel. Alternatively, the Registrant may apply to transfer its securities to the NASDAQ Capital Market if it satisfies the requirements for continued inclusion in that market.

On October 27, 2008, the Company issued a press release announcing its receipt of the Notification. The full text of the press release is attached hereto as Exhibit 99.1

Item 9.01.	Financial Statements and Exhibits.

(d)                                 Exhibits:

99.1    Press Release, dated October 27, 2008, issued by the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

P & F INDUSTRIES, INC.

Date: October 27, 2008

	By:	/s/ Joseph A. Molino, Jr.
Joseph A. Molino, Jr.
Vice President,
Chief Operating Officer and
Chief Financial Officer